SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
            January 25, 1999


             RESIDENTIAL ASSET SECURITIES CORP
 (Exact name of the registrant as specified in its charter)



  Delaware            333-30789                        51-0362653
(State or other   (Commission File Number)             (I.R.S Employee
jurisdiction of                                         Identification No.)
incorporation)

            8400 Normandale Lake Boulevard       55437
                Minneapolis, Minnesota         (Zip Code)
      (Address of Principal Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the January 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC


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1995-KS2    RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS1    RASC
1996-KS2    RASC
1996-KS3    RASC
1996-KS4    RASC
1996-KS5    RASC
1997-KS1    RASC
1997-KS2    RASC
1997-KS3    RASC
1997-KS4    RASC
1998-KS1    RASC
1998-KS2    RASC
1998-KS3    RASC
1998-KS4    RASC
->

Item 7.  Financial Statements and Exhibits

(a)  See attached monthly reports








                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By: /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
Dated: January 25, 1999









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By:
 Name: Davee Olson
Title: Chief Financial Officer
Dated: January 25, 1999







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